Convertible Note	12 Months Ended
Mar. 31, 2016
Debt Disclosure [Abstract]
Convertible Note

8.)	Convertible Note

On September 2, 2015, the Company entered into a convertible note with an arm’s length third party with a principal amount of USD$25,000 ($32,400). The convertible note matures on September 1, 2016 and accrues interest at the rate of 12% per annum. The convertible note is convertible at any time after six months, in whole or in part, at the holder’s option into common shares of the Company’s capital stock at a variable conversion price equal to a 45% discount from the lowest trading price in the twenty (20) trading days prior to the day that the holder requests conversion. The beneficial conversion feature was recognized separately at issuance by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital in accordance with ASC 470-20. The intrinsic value at issuance was $27,227.

The issuance of convertible debt with a beneficial conversion feature results in a tax basis difference. The recognition of deferred taxes for the temporary difference of the convertible debt with a beneficial conversion feature is recorded as an adjustment to additional paid-in capital. A deferred income tax liability of $7,215 was recognized upon the issuance of the convertible note.

The discount to the carrying value of the convertible note was amortized as a non-cash interest expense over the term of the convertible note using the effective interest rate method. During the year ended March 31, 2016, the Company accreted $12,563 (2015 - $Nil) in non-cash accretion expense in connection with the convertible note, which is included in accretion expense on the statements of operations.

The convertible loan plus the accrued interest was converted into 29,609 common shares on February 17, 2016 at a 45% discount to the market price (USD$0.89) $1.23 based on the terms of the convertible note.